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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  May 15, 2005


                           United Parcel Service, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      001-15451                 58-2480149
      --------                      ---------                 ----------
  (State or other                  (Commission              (IRS Employer
    jurisdiction                   File Number)          Identification Number)
 of incorporation)


             55 Glenlake Parkway, N.E.
                  Atlanta, Georgia                                30328
             -------------------------                            -----
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000
                                                           -------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

     On May 15, 2005, United Parcel Service, Inc. (the "Company") entered into an Agreement of Merger ("Agreement of Merger") with Overnite Corporation ("Overnite") and Olympic Merger Sub, Inc., an indirect wholly owned subsidiary of the Company ("Merger Sub"). The Agreement of Merger provides that, upon the terms and subject to the conditions set forth in the Agreement of Merger, Merger Sub will be merged with and into Overnite, with Overnite as the surviving corporation of the merger (the "Merger"). As a result of the Merger, Overnite will become an indirect wholly owned subsidiary of the Company, and each outstanding share of Overnite common stock will be converted into the right to receive $43.25 in cash, without interest thereon, for an aggregate purchase price of approximately $1.25 billion.

     The Agreement of Merger contains customary representations, warranties and covenants by each of the Company, Overnite and Merger Sub. Further, the closing of the transaction is subject to Overnite shareholder and regulatory approval, as well as other customary closing conditions. The transaction is expected to close in the third quarter of 2005.

     The foregoing description of the Agreement of Merger does not purport to be complete and is qualified in its entirety by reference to the Agreement of Merger, which is attached hereto as Exhibit 10.1.

Item 9.01  Exhibits.

(c)  Exhibits

Exhibit No.     Exhibit Description
-----------     -------------------

  10.1 Agreement of Merger, dated as of May 15, 2005, among United Parcel Service, Inc., Olympic Merger Sub, Inc. and Overnite Corporation.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              UNITED PARCEL SERVICE, INC.



Date:  May 18, 2005           By: /s/ D. Scott Davis
                                  ---------------------------------------------
                                  Name:  D. Scott Davis
                                  Title: Senior Vice President,
                                         Treasurer and Chief Financial Officer







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                                  EXHIBIT INDEX



Exhibit No.         Exhibit Description
-----------         -------------------
     10.1           Agreement of Merger, dated as of May 15, 2005, among United
                    Parcel Service, Inc., Olympic Merger Sub, Inc. and Overnite
                    Corporation.